             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          Form 8-K



                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) March 27,
                            1995


                     SPRINT CORPORATION
   (Exact name of registrant as specified in its charter)



       Kansas                1-4721              48-0457967
     (State of            (Commission           (IRS Employer
   Incorporation)         File Number)         Identification
                                                   Number)




    2330 Shawnee Mission Parkway, Westwood, Kansas 66205
(Address of principal executive offices)      (Zip Code)



 Registrant's telephone number, including area code:
                                (913) 624-3000



        P. O. Box 11315, Kansas City, Missouri 64112
      (Mailing address of principal executive offices)

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Item 5.   Other Events.

      On March 27, 1995, the registrant closed the sale of $138,424,487 of its 8-1/4% Exchangeable Notes due March 31, 2000 in the form of 4,342,729 DECS (Debt Exchangeable for Common Stock) exchangeable into shares of Common Stock, par value $1.00 per share, of Southern New England Telecommunications Corporation.

Item 7.   Financial Statements and Exhibits.

   (c)    Exhibits.

     1.   Underwriting  Agreement, dated  as  of  March  20,
          1995,   between  Salomon  Brothers   Inc,   Lehman
          Brothers   Inc.,   and  Smith  Barney   Inc.,   as
          Underwriters, and Sprint Corporation.

     4A. Form of Indenture dated as of July 1, 1992, between Sprint Corporation and The First National Bank of Chicago, as Trustee (filed as Exhibit 4-A to Registration Statement No. 33-48689 and incorporated herein by reference).

     4B. First Supplemental Indenture, dated as of March 1, 1995, to the Indenture between Sprint Corporation and The First National Bank of Chicago, as Trustee, dated as of July 1, 1992 (including the form of DECS as Exhibit A).



                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Sprint Corporation


                          By: /s/ Michael T. Hyde
Date: April 4, 1995           Michael T. Hyde
                              Assistant Secretary

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                        EXHIBIT INDEX


       Exhibit
       Number                      Exhibit

         1       Underwriting Agreement, dated as of
                 March 20, 1995, between Salomon
                 Brothers Inc, Lehman Brothers Inc.,
                 and Smith Barney Inc., as Underwriters,
                 and Sprint Corporation.

         4A      Form of Indenture dated as of July
                 1, 1992, between Sprint Corporation
                 and The First National Bank of Chicago,
                 as  Trustee (filed as Exhibit 4-A to
                 Registration Statement No. 33-48689
                 and incorporated herein by reference).


          4B     First Supplemental Indenture, dated
                 as of March 1, 1995, to the Indenture
                 between Sprint Corporation and The
                 First National Bank of Chicago, as
                 Trustee, dated as of July 1, 1992
                 (including the form of DECS as Exhibit A).